                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 30, 2003

                            UNITED TRUST GROUP, INC.
                            -------------------------
             (Exact Name of Registrant as specified in its charter)

        ILLINOIS                      0-16867                     37-1172848
------------------------           -------------             ------------------
(State or other Juris-              (Commission                (I.R.S. Employer
diction of incorporation           File Number)             identification No.)

                            5250 SOUTH SIXTH STREET
                                 P.O. BOX 5147
                             SPRINGFIELD, IL 62705
                     ---------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code (217)-241-6300

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure

On April 30, 1998, United Trust Group, Inc. ("UTG")(formerly United Trust, Inc.)
entered  into an  "Acquisition  Agreement"  with  First  Southern  Funding,  LLC
("FSF")(formerly  First  Southern  Funding,  Inc.)  whereby  FSF and  affiliates acquired  shares of common  stock of UTG from UTG and certain UTG  shareholders.
This  agreement was  completed and closed on November 20, 1998.  Included in the acquisition  agreement was a provision  relating to an earnings covenant whereby
UTG warranted UTG and its subsidiaries and affiliates would have future earnings of at least  $30,000,000 over a five-year period beginning January 1, 1998. Such earnings are computed based on statutory results with additional  adjustments to be made at the end of the  five-year  period as outlined in the  agreement.  Any shortfall  in the  earnings  warranty  are to be paid by UTG in the  form of UTG common  stock  valued  at $15.00  per share up to a maximum  number of shares of
500,000. The final accounting and share issuance, if any, are to be completed by
April 30, 2003.

UTG has  completed  the  final  accounting  as  required  by the  agreement  and determined  it has  fallen  significantly  short  of  the  warranty.  The  final accounting  resulted in a  calculated  shares to be issued of  811,621.  As this amount  exceeds  the  maximum  number of  shares  as  stated  in the  agreement.
Therefore,  on April 30, 2003, UTG issued to FSF and its assigns  500,000 shares of common stock of UTG. Such shares were issued from the authorized but unissued shares of UTG common stock.  Following the issuance of the above shares, UTG has outstanding  4,005,085 shares of common stock as of April 30, 2003. Mr. Jesse T.
Correll,  directly and indirectly through controlled entities including FSF owns or controls 65.4% of the outstanding common stock of UTG.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                            UNITED TRUST GROUP, INC.
                                  (Registrant)

                                                By:  /s/ Randall L. Attkisson
                                                     Randall L. Attkisson
                                                     President , Chief Operating
                                                       Officer and Director

                                                By:  /s/ Theodore C. Miller
                                                     Theodore C. Miller
                                                     Senior Vice President and
                                                       Chief Financial Officer

Date:  May 1, 2003